UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2008

REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	0001-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

DALLAS, Tex., April 28, 2008 – Regency Energy Partners LP (Nasdaq: RGNC) announced today the availability of its 2007 annual report, which highlights new general partner GE Energy Financial Services, three acquisitions and improved financial results.  Regency’s annual report can be accessed at www.regencyenergy.com in the “Investor Relations” section.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Regency Energy Partners LP Press Release dated April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP

By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ William E. Joor III
William E. Joor III
Executive Vice President Chief Legal Officer

April 28, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 28, 2008.